Alger Mid Cap Focus Fund

Summary Prospectus

April 30, 2019

Class   Ticker Symbols

Z   AFOZX

Optional Internet Availability of Alger Shareholder Reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by signing up for paperless delivery at www.icsdelivery.com/alger. If you own these shares through a financial intermediary, contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 1-866-460-9497 or fundreports.com. If you own these shares through a financial intermediary, contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Alger Fund Complex or your financial intermediary.

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund online at www.alger.com. You can also get this information at no cost by calling 1(800) 992-3863 or by sending an e-mail request to summaryprospectus@alger.com. The Fund's Prospectus and Statement of Additional Information, both dated April 30, 2019, are incorporated by reference to this Summary Prospectus, and may be obtained at no cost in the same manner as described above.

Investment Objective

Alger Mid Cap Focus Fund seeks long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Class Z
Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.70%
Distribution and/or Shareholder Servicing (12b-1) Fees	None
Other Expenses	.58%
Total Annual Fund Operating Expenses	1.28%
Expense Reimbursement*	.29%*
Total Annual Fund Operating Expenses After Expense Reimbursement	0.99%

* Fred Alger Management, Inc. has contractually agreed to reimburse Fund expenses (excluding acquired fund fees and expenses, dividend expense on short sales, borrowing costs, interest, taxes, brokerage and extraordinary expenses) through February 28, 2021 to the extent necessary to limit the total annual fund operating expenses of the Class Z Shares of the Fund to 0.99% of the class's average daily net assets. This expense reimbursement may only be amended or terminated prior to its expiration date by agreement between Fred Alger Management, Inc. and the Fund's Board of Trustees, and will terminate automatically in the event of termination of the Investment Advisory Agreement. Fred Alger Management, Inc. may, during the first year of the expense reimbursement contract, recoup any expenses waived or reimbursed pursuant to the expense reimbursement contract to the extent that such recoupment would not cause the expense ratio to exceed the lesser of the stated limitation in effect at the time of (i) the waiver or reimbursement and (ii) the recoupment after the recoupment is taken into account.

Inspired by Change, Driven by Growth.

ALGER MID CAP FOCUS FUND 2/4

Summary Prospectus

April 30, 2019

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The one-year example and the first year of the three-years example are based on net operating expenses, which reflect the contractual expense limitation agreed to by Fred Alger Management, Inc. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses whether or not you redeemed your shares at the end of each period:

	1 Year	3 Years
Class Z	$101	$347

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. Because Alger Mid Cap Focus Fund is a new series, there is no portfolio turnover rate disclosed.

Principal Investment Strategy

Fred Alger Management, Inc. believes companies undergoing Positive Dynamic Change offer the best investment opportunities. Positive Dynamic Change refers to companies realizing High Unit Volume Growth or companies undergoing Positive Lifecycle Change. High Unit Volume Growth companies are traditional growth companies experiencing, for example, significantly growing demand or market dominance. Positive Lifecycle Change companies are, for example, companies benefitting from regulatory change, a new product introduction or management change.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of mid-cap companies. For these purposes, "mid-cap companies" are those companies that, at the time of purchase of the securities, have total market capitalization within the range of (i) companies included in the Russell Midcap Growth Index, as reported by the index at the most recent quarter end, or (ii) $1 billion to $30 billion. Equity securities include common or preferred stocks that are listed on U.S. or foreign exchanges.

In addition, under normal market conditions, the Fund invests at least 25% of its total assets in companies in the following group of industries: Health Care Equipment & Supplies, Health Care Technology, Biotechnology, Life Sciences Tools &

Services, and/or Software, as defined by third party sources. The Fund may have 25% or more of its total assets invested in any one of these industries.

The Fund intends to invest a substantial portion of its assets in a small number of issuers. Generally the Fund will own approximately 50 holdings. As a result, the Fund is a non-diversified investment company, which means the performance results of any one position may have a greater impact on the Fund's performance.

The Fund's portfolio manager(s) may sell a stock when it reaches a target price, it fails to perform as expected, or other opportunities appear more attractive. As a result, the Fund may engage in active trading of portfolio securities.

The Fund can leverage, that is, borrow money to purchase additional securities. By borrowing money, the Fund has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

The Fund can invest in foreign securities.

Principal Risks

An investment in the Fund involves risks. The Fund's share price may go down, which means you could lose money. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment Risk – An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Market Risk – Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions.

Mid Cap Securities Risk – Investing in companies of medium-capitalization involves the risk that smaller issuers in which the Fund invests may have limited product lines or financial resources, or lack management depth. It may also be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund owing to the potentially less frequent trading of stocks of smaller market capitalization.

Equity Securities Risk – As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The Fund's price per share will fluctuate due to changes in the market prices of its investments. Also, the Fund's investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.

ALGER MID CAP FOCUS FUND 3/4

Summary Prospectus

April 30, 2019

Concentration Risk – By focusing on an industry or a group of industries, the Fund carries much greater risks of adverse developments and price movements in such industries than a fund that invests in a wider variety of industries. Because the Fund concentrates in a specific industry or group of industries, there is also the risk that the Fund will perform poorly during a slump in demand for securities of companies in such industries.

Small Number of Holdings Risk – Under normal circumstances, the Fund invests in a less than 50-stock portfolio. Therefore, the Fund's performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political, or regulatory occurrence than a fund that has a higher number of holdings.

Growth Stocks Risk – Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. An investment in the Fund may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment's value.

Non-Diversification Risk – The Fund is a non-diversified investment company. Therefore, the Fund's performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political, or regulatory occurrence than a fund that has a diversified portfolio.

Technology Companies Risk – The Fund may have a significant portion of its assets invested in securities of technology companies. Many technology companies have limited operating histories and prices of these companies'

securities have historically been more volatile than other securities, especially over the short term. Technology companies may also face increased competition, government regulation, and risk of obsolescence due to progress in technological developments.

Healthcare Companies Risk – The Fund may have a significant portion of its assets invested in securities of healthcare companies. At times, the performance of healthcare companies will lag the performance of other sectors or the broader market as a whole, and the performance of such companies may be more volatile. Healthcare companies may also be significantly affected by intense competition, aggressive pricing, government regulation, technological innovations, product obsolescence, patent considerations, product compatibility and consumer preferences.

Leverage Risk – The cost of borrowing money to leverage may exceed the returns for the securities purchased or the securities purchased may actually go down in value; thus, the Fund's net asset value could decrease more quickly than if it had not borrowed.

Foreign Securities Risk – The Fund's performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

Portfolio Turnover Risk – The Fund may engage in active trading, which could produce higher transaction costs.

Performance

No performance information will be presented until the Fund has been in operation for a full calendar year. Annual performance information gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance will be available at www.alger.com within a reasonable amount of time after the Fund commences operations.

Management

Investment Manager	Portfolio Manager Primarily Responsible for Day-to-Day Management of the Fund's Portfolio
Fred Alger Management, Inc.	Amy Zhang Senior Vice President and Portfolio Manager Since February 2015

ALGER MID CAP FOCUS FUND 4/4

Summary Prospectus

April 30, 2019

Shareholder Information

Purchasing and Redeeming Fund Shares

The Fund's Class Z Shares are generally subject to a minimum initial investment of $500,000, which may be waived for group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. The waiver is available only for retirement plans that hold omnibus positions, or for aggregate plan participant positions, for each Fund made available for the plan. The waiver is generally not available to non-retirement accounts, traditional and Roth Individual Retirement Accounts, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 401(k) plans or individual 403(b) plans.

Investors may purchase or redeem Fund shares on any business day through a financial intermediary.

Tax Information

The Fund's distributions may be taxable as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund's related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Fred Alger & Company, Incorporated 360 Park Avenue South, New York, NY 10010 / 800.992.3863 / www.alger.com

Mid Cap Focus Z 43019